SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: July 11, 2006

Century Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts	0-15752	04-2498617
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Mystic Avenue
Medford, MA	02155
(Address of principal executive offices)	(Zip Code)

(781) 391-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events
     On July 11, 2006, Century Bancorp, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that its Board of Directors has approved a stock repurchase program.
Item 9.01      Financial Statements and Exhibits
     (c)      Exhibits
99.1	Century Bancorp, Inc. press release dated July 11, 2006.

SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY BANCORP, INC.
/s/ Paul V. Cusick, Jr.
Paul V. Cusick, Jr.
Vice President and Treasurer

Dated: July 11, 2006